April 26, 2017 Landstar System, Inc. Earnings Conference Call First Quarter 2017 Date Published: 04/26/2017 Exhibit 99.2

The following is a “safe harbor” statement under the Private Securities Litigation Reform Act of 1995. Statements made during this presentation that are not based on historical facts are “forward looking statements.” During this presentation, I may make certain statements, containing forward-looking statements, such as statements which relate to Landstar’s business objectives, plans, strategies and expectations. Such statements are by nature subject to uncertainties and risks, including but not limited to: the operational, financial and legal risks detailed in Landstar’s Form 10-K for the 2016 fiscal year, described in the section titled Risk Factors, and other SEC filings from time to time. These risks and uncertainties could cause actual results or events to differ materially from historical results or those anticipated. Investors should not place undue reliance on such forward-looking statements, and Landstar undertakes no obligation to publicly update or revise any forward-looking statements. Date Published: 04/26/2017

Model Definition Landstar is a worldwide, asset-light provider of integrated transportation management solutions delivering safe, specialized transportation services to a broad range of customers utilizing a network of agents, third party capacity providers and employees. Date Published: 04/26/2017

The Network Landstar Employees Approx. 1,200 Agents Approx. 1,200 Customers 25,000+ Capacity 56,000+ 2016 Results $3.2 billion in revenue 1.8 million loadings 502 million dollar agents 9,439 BCO trucks (2016 year-end) 47,453 Carriers (2016 year-end) 15,000+ Trailers (2016 year-end) Date Published: 04/26/2017

Percentage of Revenue 1Q16 1Q17 Truck Transportation Truckload Van equipment 60% 60% Unsided/platform equipment 29% 30% Less-than-truckload 2% 3% Rail intermodal 4% 3% Ocean and air cargo 3% 3% Transportation Management Services Date Published: 04/26/2017

Percentage change in rate is calculated on a revenue per load basis. Percentage change in volume is calculated on the number of loads hauled. Revenue ($’s in thousands) Date Published: 04/26/2017 Quarter Quarter Qtr over Prior Qtr Rate (1) Volume (2) Change Truck Revenue .7% 0.10199999999999999 0.109 Rail Intermodal Revenue -1.2% -0.115 -0.125 Ocean/Air Revenue -0.17100000000000001 0.25700000000000001 4.2% Insurance Premiums NA NA 1.1% Total Revenue 9.7%

Van Equipment Unsided/Platform Equipment Truckload Loadings and Revenue per Load (Excludes LTL) Date Published: 04/26/2017

As a Percentage of Revenue 1Q16 1Q17 Quarter over Prior Year Quarter Growth Consumer Durables 20.5 21.5 15% Machinery 14.4 15.3 16% Automotive 9.7 8.7 -1% Building Products 8.6 8.6 9% Metals 6.7 6.7 10% AA&E, Hazmat 7.5 8.8 29% Foodstuffs 5.5 5.2 4% Energy 2.9 3.1 15% Other 24.2 22.3 1% Transportation Revenue 100.0 100.0 10% Industries Served Date Published: 04/26/2017

Gross profit equals revenue less the cost of purchased transportation and commissions to agents. Gross profit margin equals gross profit divided by revenue. Revenue on transactions with a fixed gross profit margin was 56% and 54% of revenue in the 2016 and 2017 first quarters, respectively. Gross Profit (1) and Gross Profit Margin (2) ($’s in thousands) Date Published: 04/26/2017 Quarter 15.8% 15.6% 1st Qtr (3) Changes in gross profit margin % 2016 Period 15.8 Revenue - fixed gp margin 0 Revenue - variable gp margin 0 Change in mix and other -0.2 2017 Period 15.6

48.4% 4 Operating margin equals operating income divided by gross profit. Operating Income and Operating Margin (1) ($’s in thousands) Date Published: 04/26/2017 Quarter 10 43.0% 42.7% 1st Qtr Changes in operating margin % 2016 Period 42.7 Other operating costs 0.9 Insurance and claims 0.7 SG&A -0.7 Depreciation and amortization -0.6 2017 Period 43

Date Published: 04/26/2017 Truck Capacity Data (All information contained in the table is provided as of the end of the period) KEY INCOME STATEMENT DATA ($ in Millions) % of 2013 % of 2013 % of 2012 Rev/GP Plan Rev/GP Proj Rev/GP Mar 26, Dec 31, Apr 1, External Revenue $8,772 #REF! #REF! 2016 (2) 2016 2017 (2) Purchased Transportation #REF! #REF! #REF! #REF! #REF! #REF! BCO Independent Contractors 8,889 8,824 8,772 Truck Brokerage Carriers: Interest and Debt Expense #REF! #REF! #REF! Approved and Active (1) 29,523 31,471 31,566 Income Before Income Taxes #REF! #REF! #REF! Other Approved 15,748 15,982 15,889 45,271 47,453 47,455 Income Taxes #REF! #REF! #REF! Total Available Truck Capacity Providers 54,160 56,277 56,227 Trucks Provided by BCO Independent Contractors 9,497 9,439 9,370 (1) Active refers to truck brokerage carriers who hauled freight for Landstar in the 180 day period immediately preceding the period end. (2) Fuel surcharges billed to customers on freight hauled by BCO Independent Contractors, which are paid 100% to the BCO and excluded from revenue and the cost of purchased transportation, were $38.5 million and $25.5 million in the 2017 and 2016 first quarters, respectively.

(1) Net cash is defined as cash and cash equivalents plus short term investments less outstanding debt. Date Published: 04/26/2017 Key Balance Sheet and Cash Flow Statistics ($’s in thousands) % of 2013 % of 2013 % of 2012 Rev/GP Plan Rev/GP Proj Rev/GP QTR QTR Mar 26, Apr 1, External Revenue $0.21 #REF! #REF! 2016 2017 Purchased Transportation #REF! #REF! #REF! #REF! #REF! #REF! Balance sheet (period end amounts): Debt to Capital 0.21 0.18 Net Cash (1) $92,891 $,151,630 Cash flow: Cash flow from operations $72,038 $61,948 Capital expenditures $828 $4,978 Income Before Income Taxes #REF! #REF! #REF! Share repurchases $10,228 $0 Dividends paid $3,396 $3,770 Returns: TTM Return on Equity 0.31 0.27 TTM Return on Invested Capital 0.25 0.22 TTM Return on Assets 0.15 0.14000000000000001

Free Cash Flow (1) / Share Purchases Date Published: 04/26/2017 (In Thousands) (1) Free cash flow is defined as cash flow from operations less capital expenditures, each set forth on the prior slide. First quarter 2017 (000's) Free cash flow (1) $56,970 Share purchases $0 Ending common share count 41,922

Date Published: 04/26/2017